UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 28, 2014

MONSANTO COMPANY
 (Exact Name of Registrant as Specified in its Charter)

Delaware	001-16167	43-1878297
State of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

800 North Lindbergh Boulevard
St. Louis, Missouri    63167
(Address of Principal Executive Offices)  (Zip Code)

Registrant's telephone number, including area code:  (314) 694-1000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At Monsanto Company’s 2014 Annual Meeting on January 28, 2014, of the 524,909,387 shares outstanding and entitled to vote, 453,690,682 shares were represented, constituting an 86.43% quorum.  Each matter was determined by a majority of votes cast.

The final results for each of the matters submitted to a vote of shareowners at the Annual Meeting are as follows:

Item No. 1:	ELECTION OF DIRECTORS

All of the board’s nominees for director were elected to serve until the Company’s 2015 Annual Meeting or until their respective successors are elected and qualified, by the votes set forth in the table below:

	Votes Cast For		Votes Cast Against
Nominee	Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
Gregory H. Boyce	408,216,045	97.88%	8,838,965	2.11%	2,482,408	34,153,264
Laura K. Ipsen	412,473,852	98.89%	4,588,762	1.10%	2,474,804	34,153,264
William U. Parfet	409,746,192	98.24%	7,299,267	1.75%	2,491,959	34,153,264
George H. Poste, Ph.D., D.V.M.	412,324,891	98.86%	4,740,463	1.13%	2,472,064	34,153,264

Item No. 2:	RATIFICATION OF AUDITORS

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2014 was ratified by the shareowners, by the votes set forth in the table below:

Votes Cast For		Votes Cast Against
Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
446,705,816	99.01%	4,455,708	0.98%	2,529,158	0

Item No. 3:	ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

The shareowners approved, on an advisory (non-binding) basis, executive compensation, by the votes set forth in the table below:

Votes Cast For		Votes Cast Against
Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
406,416,515	97.74%	9,355,656	2.25%	3,765,247	34,153,264

Item No. 4:	SHAREOWNER PROPOSAL ONE

The shareowners did not approve the shareowner proposal presented at the meeting requesting a report related to labeling of food produced with genetic engineering, as evidenced by the votes set forth in the table below:

Votes Cast For		Votes Cast Against
Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
15,387,230	4.16%	353,816,720	95.83%	50,333,468	34,153,264

Item No.5:	SHAREOWNER PROPOSAL TWO

The shareowners did not approve the shareowner proposal presented at the meeting requesting a report on certain matters related to GMO products, as evidenced by the votes set forth in the table below:

Votes Cast For		Votes Cast Against
Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
24,112,427	6.51%	346,147,059	93.48%	49,277,932	34,153,264

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   MONSANTO COMPANY

Dated: January 28, 2014	By: /s/Jennifer L. Woods
                   Name:         Jennifer L. Woods
                   Title:           Assistant Secretary